Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report on Form 10-KSB of Legend International Holdings, Inc. (the "Company") for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Peter James Lee, Chief Financial Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

          (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the securities Exchange Act of 1934; and

          (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:  March 30, 2005

                                            /s/ Peter James Lee
                                            -------------------------------
                                            Peter James Lee
                                            Secretary and
                                            Chief Financial Officer
                                            (Principal Financial Officer)




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